UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 29, 1999
                Date of Report (Date of earliest event reported)

                          Commission File No. 0-19933

                            TMP INLAND EMPIRE IV, LTD
             (Exact Name of registrant as specified in its charter)


         CALIFORNIA                                    33-0341829
(State or other jurisdiction             (I.R.S. Employer Identification No.)
         of incorporation)

801 North Parkcenter Drive, Suite 235
Santa Ana, California                                            92705
(Address of principal executive offices)                      (Zip Code)


                                 (714) 836-5503
               Registrant's telephone number, including area code



         (Former name or former address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant.

         On March 26, 1999, the Registrant's ultimate General Partner voted to engage the accounting firm of Swenson Advisors LLP, as the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 1998, to replace the firm of Balser, Horowitz, Frank & Wakeling, the independent public accountant engaged to audit the Registrant's financial statements as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997.

         Consistent with the Registrant's policies, the Registrant considered several independent public accountants to audit the Registrant's fiscal year ending December 31, 1998. The Registrant's General Partner approved the select-ion of Swenson Advisors LLP.

         During the three fiscal years ending December 31, 1997 and the subsequent interim period preceding the engagement of Swenson Advisors LLP, there were no disagreements with Balser, Horowitz, Frank & Wakeling on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Balser, Horowitz, Frank & Wakeling would have caused that firm to make reference in connection with its report to the subject matter of the disagreement or any reportable events.

         Balser, Horowitz, Frank & Wakeling's report on the financial statements as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

         The Registrant requested that Balser, Horowitz, Frank & Wakeling furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Balser, Horowitz, Frank & Wakeling's letter to the Securities and Exchange Commission, dated March 29, 1999, is filed as Exhibit 16 to this Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 26, 1999

                  TMP INLAND EMPIRE IV, LTD.
                  A California Limited Partnership

                  By: TMP Investments, Inc., as General Partner
                                        /SS/
                                 By: ________________________________
                                       William O. Passo, President
                                        /SS/
                                 By: ________________________________
                                       Anthony W. Thompson, Exec. VP
                                        /SS/
                                 By: ________________________________
                                       Richard Hutton, Jr., Controller

                  By: TMP Properties, a California General Partnership
                      as General Partner
                                        /SS/
                                  By: ________________________________
                                        William O. Passo, General Partner
                                        /SS/
                                  By: ________________________________
                                        Anthony W. Thompson, General Partner
                                        /SS/
                                  By: ________________________________
                                        Scott E. McDaniel, General Partner

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